UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 27, 2008
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Blast Energy Services, Inc.
(Exact name of registrant as specified in its charter)
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California (State or Other Jurisdiction of Incorporation)
333-64122 (Commission File Number)	22-3755993 (I.R.S. Employer Identification No.)
14550 Torrey Chase Boulevard, Suite 330 Houston, Texas (Address of Principal Executive Offices)	77014-1022 (Zip Code)

(281) 453-2888
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁪ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪ Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 250.14a-12)

⁪ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 250.14d-2(b))

⁪ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective February 27, 2008, the client auditor relationship between Blast Energy Services, Inc. (the "Company") and Malone & Bailey, PC ("Malone") was terminated as Malone was dismissed by the Company. Effective February 27, 2008, the Company engaged GBH CPAs, PC, Certified Public Accountants ("GBH") as its principal independent public accountant for the fiscal year ended December 31, 2007. The decision to change accountants was recommended, approved and ratified by the Company's Board of Directors effective February 27, 2008.

Malone's report on the financial statements of the Company for the fiscal years ended December 31, 2005 and December 31, 2006, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

In connection with the audit of the Company's fiscal years ended December 31, 2005 and December 31, 2006, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased, there were no disagreements between Malone and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Malone would have caused Malone to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

There have been no reportable events as provided in Item 304(a)(iv) of Regulation S-B during the Company's fiscal years ended December 31, 2005 and December 31, 2006, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased.

The Company has authorized Malone to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Malone review the disclosure and Malone has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter will be filed by amendment as an exhibit to this Report.

The Company has not previously consulted with GBH regarding either (i) the application of accounting principles to a specific completed or contemplated transaction; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) a reportable event (as provided in Item 304(a)(iv)(B) of Regulation S-B) during the Company's fiscal years ended December 31, 2005 and December 31, 2006, and any later interim period, including the interim period up to and including the date the relationship with Malone ceased. GBH has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a). GBH did not furnish a letter to the Commission.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description of Exhibit

16.1*	Letter from Malone & Bailey, PC

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blast Energy Services, Inc.

Date: March 5, 2008
By: /s/ John MacDonald
John MacDonald
Chief Financial Officer